Supplement dated August 24, 2022

to the Prospectuses, Initial Summary Prospectuses, and Updating Summary Prospectuses dated May 1, 2022 for

Apex VULSM

Strategic Group Variable Universal Life® II

Issued by Massachusetts Mutual Life Insurance Company

C.M. Life Electrum SelectSM

Issued by C.M. Life Insurance Company

and the Prospectus and Updating Summary Prospectus dated May 1, 2022 for

MassMutual ElectrumSM

Issued by Massachusetts Mutual Life Insurance Company

Liquidation of the MML American Funds International Fund

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MML Investment Advisers, LLC, the investment adviser to the MML American Funds International Fund (the “Fund”), believes it is in the best interest of the Fund and its shareholders to liquidate the Fund.

The Board of Trustees and shareholders of the Fund have approved a plan of liquidation, pursuant to which the Fund will be liquidated on or about November 4, 2022.

Transfer of Account Value from the Liquidated Fund

After the close of the New York Stock Exchange (“NYSE”) on November 4, 2022, any account value remaining in the MML American Funds International division will be automatically transferred to the MML U.S. Government Money Market division available with your variable life insurance policy.

If you do not want your account value in the MML American Funds International division automatically transferred to the MML U.S. Government Money Market division, we must receive your request (in good order) at our Administrative Office by the close of the NYSE on November 3, 2022 to transfer your account value to a different investment choice available under your variable life insurance policy. That transfer:

•	will not count toward the number of free transfers allowed each year or count toward transfer limits imposed by our frequent trading and market timing policies; and
•	will not be subject to a transfer charge.

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If, due to the liquidation, we transfer any of your account value to the MML U.S. Government Money Market division, such transfer:

•	will not count toward the number of free transfers allowed each year or count toward transfer limits imposed by our frequent trading and market timing policies; and
•	will not be subject to a transfer charge.

For up to 60 calendar days after the Fund liquidation, you can transfer your account value that was transferred to the MML U.S. Government Money Market division due to the Fund liquidation to different investment choices available under your variable life insurance policy without those transfers counting toward the number of free transfers allowed each year. That transfer:

•	will not count toward the number of free transfers allowed each year or count toward transfer limits imposed by our frequent trading and market timing policies; and
•	will not be subject to a transfer charge.

Impact on Transaction Requests

Effective November 4, 2022, any transactions intended to result in the purchase of units of the MML American Funds International division, including premium allocations and transfers into the division, will not be permitted.

Impact on Future Premium Allocations

Effective November 4, 2022, the MML U.S. Government Money Market division will automatically replace the MML American Funds International division if your premium allocation instructions require that a portion or all of your premium be allocated to the MML American Funds International division.

If you do not wish to have a portion or all of your future premiums allocated to the MML U.S. Government Money Market division, you must send a request (in good order) to our Administrative Office to change your future premium allocations.

Impact on Automatic Programs

After the close of the NYSE on November 4, 2022, the MML U.S. Government Money Market division will automatically replace the MML American Funds International division in all of the following automatic programs for which you selected the MML American Funds International division as an investment choice:

•	Automated Account Value Transfer Program[1,2]; and
•	Automated Account Re-balancing Program[3].

1 In Apex VUL, known as Dollar Cost Averaging Program.

2 If you currently transfer money from the MML U.S. Government Money Market division to the MML American Funds International division or from the MML American Funds International division to the MML U.S. Government Money Market division as part of your Automated Account Value Transfer Program/Dollar Cost

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Averaging Program, your program will terminate effective the close of the NYSE on November 4, 2022 unless you change the investment choices used in that program prior to that date.

3 In Apex VUL, known as Portfolio Rebalancing Program.

You may change your automatic program elections by submitting a request (in good order) to our Administrative Office.

If you have questions about this supplement, wish to revise your premium allocation instructions or make other changes to your policy, please contact your registered representative, visit us online at www.massmutual.com/contact-us, or call our Administrative Office:

Executive Group Life – Strategic Group Variable Universal Life® II	(800) 548-0073 8 a.m.–5 p.m. Eastern Time
Institutional Insurance — C.M. Electrum SelectSM, MassMutual ElectrumSM	(800) 665-2654 8 a.m.–5 p.m. Eastern Time
All other variable products	(800) 272-2216 8 a.m.–8 p.m. Eastern Time

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com.

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